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SCHEDULE 14A

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Amneal Pharmaceuticals, Inc.

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Important Information

The following communication relates to the proposed acquisition of Kashiv BioSciences, LLC (“Kashiv”) by Amneal Pharmaceuticals, Inc. (the “Company”), pursuant to the Membership Interest Purchase Agreement, dated as of April 21, 2026, by and among the Company, Kashiv, KB Seller Representative, LLC and the equityholders of Kashiv named therein.

On April 22, 2026, the Company posted to its website an investor presentation relating to the Company’s entry into a definitive agreement to acquire Kashiv, a copy of which is set forth below and filed herewith pursuant to Rule 14a-12.

Amneal Pharmaceuticals Agrees to Acquire Kashiv BioSciences Creating a Global Biosimilar Leader April 22, 2026

Cautionary statement on forward looking statements and non-GAAP financial measures The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance, and include statements regarding the transaction agreement and the transaction, including the expected time period to consummate the transaction, the anticipated benefits (including synergies) of the transaction and integration and transition plans, the transaction’s closing date, opportunities and anticipated future performance (including pro forma combined performance), expectations regarding our net leverage, our ability to become America’s top affordable medicines company, statements regarding the global biosimilars and affordable medicines markets and the company’s position and opportunities therein and our ability to expand internationally, and statements regarding our business and results of operations. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others (i) the completion of the proposed transaction on the anticipated terms and timing; (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (vii) legislative, regulatory and economic developments; (viii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (ix) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (x) unexpected costs, liabilities or delays associated with the transaction; (xi) the response of competitors to the transaction; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; and (xiii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2025 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements. This presentation includes certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted gross margin, adjusted net income, adjusted diluted EPS, and net leverage, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company’s operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company’s operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management’s performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operations, cash flows, net leverage and trends while viewing the information through the eyes of management. These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to any measure determined in accordance with GAAP. Readers should review the reconciliations included in the appendix, and should not rely on any single financial measure to evaluate the Company’s business. A reconciliation of each historical non-GAAP measure to the most directly comparable GAAP measure is set forth herein. The Company's 2026-2030 estimates are based on management’s current expectations, including with respect to prescription trends, pricing levels, the timing of future product launches, the costs incurred and benefits realized of restructuring activities, and our long- term strategy. The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company cannot provide a reconciliation between non-GAAP projections and the most directly comparable measures in accordance with GAAP without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, restructuring expenses and benefits, asset impairments, legal settlements, and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results. 2

Today’s presenters Chirag Patel Highly Strategic Deal Creates Global Biosimilar Leader Co-founder Massive opportunity given upcoming biologic LOEs Chintu Patel Biosimilar Portfolio & Pipeline Co-founder Platform to launch multiple biosimilars each year Tasos Konidaris Significant Growth Potential & Value Creation EVP & CFO Extends Amneal’s growth profile into 2030s Q&A 3

Acquisition creates a global biosimilar leader HIGHLY STRATEGIC & COMBINED BIOSIMILAR DIVERSIFIES AND ATTRACTIVE DEAL COMPLEMENTARY PORTFOLIO AND EXTENDS AMNEAL’S STRUCTURE AND TRANSACTION CAPABILITIES GROWTH PROFILE SIGNIFICANT SYNERGIES Direct access to $300B+ global Multiple biosimilar launches Adds biosimilars as a key Prudent mix of upfront biologic LOEs over next each year – growing over time growth pillar within Affordable consideration (cash & equity) decade – with $234B in U.S. Medicines and potential success-based 20+ biosimilar pipeline milestones over time Accelerates international Well positioned as integrated projects – mix of large biologics expansion and growth biosimilar leader with and smaller < $5B molecules Minimal impact to leverage seamless integration of profile with clear path to be Extends Amneal’s durable Robust R&D capabilities Kashiv’s R&D & manufacturing below 3x net leverage by 2028 growth profile into 2030s enables parallel development with Amneal’s commercial scale and commercialization Substantial financial synergies Low execution risk as it builds on ten-year plus relationship 4

Kashiv BioSciences is an established global biosimilar platform

12+
years of experience

4
biologics R&D & manufacturing facilities

600+
employees globally

$900M+
capital invested since founding in 2013



Chicago, IL: U.S. FDA- approved facility with two commercial biosimilars (RELEUKO® and FYLNETRA®) and fill-and-finish capabilities



Piscataway, NJ: Monoclonal antibodies and fusion proteins production; ~6,000L capacity installed with ~24,000L total planned; R&D facility with microbiology labs



Pipan, India: Next generation facility with total planned capacity of ~50,000L



Ahmedabad, India: R&D and GMP pilot facility focused on range of biologics

- **2013** — Kashiv founded
- **2014-2018** — Built R&D capabilities; filed first biosimilar programs with U.S. FDA
- **2019** — Received FDA approvals for first 2 biosimilars products (Releuko® and Fylnetra®)
- **2020-2024** — Expanded R&D capabilities and buildout of infrastructure in U.S. & India
- **2025-2026** — bXOLAIR approval by MHRA in UK & FDA/EMA filing pending; continuing to build pipeline

WHAT KASHIV ENHANCES

- FDA, MHRA, ANVISA, and Health Canada-approved U.S. sites accelerate regulatory timelines
- Differentiated pipeline across wide range of modalities and new complex indications
- Scaled R&D and manufacturing enables parallel commercialization and development reducing time to market
- Dual U.S. and India sites provide supply chain reliability and substantial cost advantages

Amneal

5

Adds leading biologic R&D and manufacturing expertise R&D • End-to-end biologics capabilities spanning robust analytical development and protein characterization, clinical study design and regulatory expertise • Expertise across major biological technology platforms including microbials, mAbs, fusion proteins, bispecifics, and cytokines—covering the majority of biologics • ~300 scientists with a decade of experience in biosimilar platform build and execution • Proven track record of multiple approvals and capacity to develop 3–5 biosimilars per year Manufacturing • Dual-pronged manufacturing network across the U.S. & India balancing speed-to-market with competitive cost position • Scaled drug substance capacity to ~75,000L expected by 2028 (from ~26,000L in 2026) • State-of-the-art, modular manufacturing enabling flexible pipeline development with latest single-use technology • Adds U.S. sterile fill-finish capabilities, expanding our leading U.S. manufacturing footprint Delivers a scaled, ready-made biosimilars platform—bypassing years of time, investment and risk 6

Attractive transaction structure balances upfront value and success-based consideration TERMS • Upfront considerations: $375M equity and $375M cash • Other considerations: Up to $350M in potential payments based on achievement of certain regulatory milestones, potential royalties based on commercial milestones, and funding operations through closing FUNDING • Cash consideration will be funded by cash on hand and debt STRUCTURE (1) • Equity consideration represents ~8% dilution • Expect gross leverage of ~3.9x at end of 2026, flat to 2025, and net leverage of ~3.7x at end of 2026, compared to 3.5x at end of 2025 • Minimal impact to leverage ratios; Expect net leverage below 3.0x by 2028 PATH TO CLOSE • Transaction has been approved by the Amneal Board of Directors and Amneal’s Committee of Independent Directors as Kashiv is a related party • Committee of Independent Directors engaged industry leading management, investment banking, regulatory, and legal consultants during the due diligence and negotiation process • Subject to customary closing conditions and Amneal shareholder approval • Expected to close in the second half of 2026 1. Reflects approximately 29 million additional shares. 7 7

Amneal's strong financial profile

	Amneal Standalone			Preliminary Combined Company Financials[3]		
	2025 Actual	Prior 2026 Guidance[1]	Updated 2026 Guidance[2]	2026	2027	2030
Net Revenue % growth	$3.02B 8%	$3.05B – $3.15B 1% to 4%	**$3.05B – $3.15B** 1% to 4%	**$3.05B – $3.15B** 1% to 4%	**$3.30B – $3.50B** 7% to 13%	**$4.25B – $4.5B** 8% to 10% CAGR[6]
Adjusted EBITDA[4] % growth	$688M 10%	$720M – $760M 5% to 10%	**$740M – $770M** 8% to 12%	**$740M – $770M** 8% to 12%	**$820M+**	**$1.15B – $1.25B** 12% to 14% CAGR[6]
Adjusted Diluted EPS[4] % growth	$0.83 43%	$0.93 – $1.03 12% to 24%	**$0.95 – $1.05** 14% to 27%	**$0.95 – $1.05** 14% to 27%	**$1.00+**	**$1.65 – $1.85** 18% to 20% CAGR[6]
Operating Cash Flow	$340M	$325M – $375M	**$350M – $400M**	**$300M – $350M**[5]	**$350M+**	**$700M+**

1. FY 2026 guidance as of Q4'25 Earnings Call on February 27, 2026, and assumes ~330 million weighted-average diluted shares outstanding for the year ending December 31, 2026.
2. FY 2026 guidance as of Q1'26 Earnings Call on April 22, 2026, and assumes ~330 million weighted-average diluted shares outstanding for the year ending December 31, 2026.
3. Combined Company Financials for 2026, 2027 and 2030 assumes closing of Kashiv BioSciences acquisition in second half of 2026.
4. Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP measures. Refer to non-GAAP reconciliations in the appendix. Assumes weighted average diluted shares outstanding of ~345 million in 2026, ~365 million in 2027 and ~380 million in 2030 for the combined company, compared to 325 million shares outstanding in 2025.
5. Reflects estimated ~$25M in transaction and integration costs and ~$25M additional working capital and other costs related to the Kashiv BioSciences acquisition in 2026.
6. Reflects expected CAGR from 2027 to 2030.

Amneal

8

Biosimilars Accelerates Acquisition creates an integrated Expect 12+ commercial products global biosimilars platform with and 20+ pipeline products by 2030 expansive portfolio, capabilities Amneal and access to global market toward goal of Specialty becoming Focus on neurology & endocrinology fueling high-value growth America’s #1 GLP-1 / Peptides affordable Complex R&D and manufacturing expertise delivering GLP-1s at scale with Pfizer collaboration medicines company Complex Gx & Injectables 280+ products for retail and hospital settings AvKARE Leading distributor focused on government channel Retail Gx #3 in U.S. retail business with 160M+ U.S. scripts filled in 2025 Scale 9 9 Complexity

Global biosimilars market expanding from ~$40B to ~$191B (2) GLOBAL BIOSIMILAR MARKET U.S. LOEs OF $234B FOR 118 BIOLOGICS AND (1) (3) EXPECTED TO GROW ~5X WORLDWIDE LOEs OF $300B+ OVER NEXT 10 YEARS Biologics sales exposure # of biologics with LOE U.S. International $50 18 ~$191B $45 16 $40 14 $35 ~$81B 12 $30 10 $25 8 $20 6 $15 ~$40B ~$110B 4 $10 ~$17B 2 $5 ~$23B $0 0 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2025 2035 1. Management estimates based on research reports from Statifacts and Precedence Research on biosimilar market size from 2025 to 2035. 2. LOE = Loss of exclusivity. 3. IQVIA report: “Assessing the Biosimilar Void in the U.S.,” Feb. 2025. 10 U.S. Biologic annual sales $B # of biologics with LOE

Biosimilars represent next wave of U.S. affordable medicines



INCREASED U.S. ADOPTION

Improves patient access by 2x or more[1]

Drives **substantial savings to U.S. healthcare system** with ~$20B estimated savings in 2024 alone[2]

80%+

adoption for most molecules[3]

IMPROVED R&D CYCLE & LOWER COST

Updated FDA Guidance to **reduce Phase 3 and streamline PK requirements**

Time to market **reduced by ~two years**

R&D cost reduced from

~$150M to ~$75M[4]

R&D time with new guidance goes from

~7 to ~5 years

LIMITED COMMERCIAL INTENSITY

Majority of opportunities have < $10B biologic sales, **with modest biosimilar competition expected** (e.g. 3-4 each)[5]

Compared to 150+ for some Gx product

~10 global players

1. 2025 U.S. Generics and Biosimilars Medicines Savings Report.
2. JAMA article "Breaking the Biosimilar Bottleneck," March 9, 2026, Makary et al.
3. IQVIA sales data for existing biosimilar molecules as March 2026.
4. FDA Draft Guidance: Scientific Considerations in Demonstrating Biosimilarity to a Reference Product (Oct. 2025); Clinical Leader: U.S. Biosimilars Surge: 2025.
5. IQVIA report: "Assessing the Biosimilar Void in the U.S.," Feb. 2025.

Amneal
11

Transaction positions Amneal as a global biosimilar leader Amneal joins a group of several fully integrated global biosimilar companies VERTICAL INTEGRATION IS A COMPETITIVE STRENGTH No clear market leader in Portfolio selection and fast R&D Capture complete economics U.S. biosimilars today execution drives speed to market vs. partnership structure Note: All company logos, trademarks and registered trademarks are the property of their respective owners. 12 12

Enhances Amneal’s leadership position in Affordable Medicines BUILT LEADERSHIP IN AFFORDABLE MEDICINES BUILDING GLOBAL LEADER IN BIOSIMILARS #3 20-30 6 4 Ranked U.S. Retail generics business launches per year commercial biosimilars biologics manufacturing EXPANDING OUR expected by 2027 and R&D facilities (2 in the U.S.) SUCCESSFUL PLAYBOOK IN AFFORDABLE MEDICINES 280+ #1 20+ 100+ (1) products across dosage forms CGT approvals since 2018 biosimilar pipeline programs markets worldwide through partners Track record launching and Best-in-class in-house R&D and Established supply chain and Proven commitment to improving sustaining complex medicines manufacturing capabilities manufacturing infrastructure patient access and affordability 1. U.S. FDA has awarded Amneal more Competitive Generic Therapy (CGT) product approvals than any other company since the FDA created the approval pathway, as of April 2026. CGT designation is given when there is inadequate generic competition on the market for a specific drug. 13 13

Complementary capabilities create a global biosimilar leader

KASHIV BIOSCIENCES ←→ | Amneal ←→

DEVELOPMENT

In-house end-to-end
biologic development from cell line to approval (analytical, clinical & regulatory)

2 U.S. FDA-approved oncology biosimilars

3 more awaiting approval, including bXOLAIR which is already approved in U.K. by MHRA[1]

20+ biosimilar candidates across therapeutic areas

MANUFACTURING

Scaled biologics platform
allowing for parallel R&D and commercial production for multiple products with 12-15 manufacturing suites

4 global facilities
across U.S. & India, with biologics capabilities for drug substance, drug product & drug/device combination

Expect about 75,000L drug substance capacity by end of 2028

COMMERCIALIZATION

Built commercial engine
leveraging strong Gx + Specialty infrastructure

Established commercial
presence with Amneal's leading portfolio of ~300 products and 20+ year customer relationships to utilize private label and market access for biosimilars

Builds on a 10+ year partnership and well-positioned to capture large biologic LOE opportunity

1. Already approved by the U.K. Medicines and Healthcare products Regulatory Agency (MHRA). Pending EMA and FDA approval

Amneal 14

Combined biosimilar portfolio targets $100B+ opportunity

	BIOSIMILAR	BIOLOGIC	THERAPEUTIC AREA	U.S. MARKET SIZE[1]
~$14B TAM 6 commercial biosimilars expected by 2027	ALYMSYS® [2]	Avastin®	Oncology	$1.8B
	RELEUKO®	NEUPOGEN	Oncology	$0.4B
	FYLNETRA® PFS, OBI & AI	Neulasta®	Neutropenia	$1.9B
	BONCRESA™[2]	Prolia®	Osteoporosis	$3.5B
	OZILTUS™[2]	XGEVA®	Bone cancer	$1.5B
	omalizumab	XOLAIR®	Asthma & Allergies	$4.6B
~$42B TAM 6+ advanced pipeline products expected approvals 2028 to 2030	abatacept	ORENCIA®	Immunology	$3.9B
	certolizumab	CIMZIA®	Immunology	$1.9B
	KSHB011	Undisclosed	Hematology	< $5B
	pembrolizumab	KEYTRUDA®	Oncology	$19.4B
	nivolumab	OPDIVO®	Oncology	$6.0B
	dulaglutide	TRULICITY®	Diabetes	$9.7B
~$63B TAM[3] 10+ pipeline products expected approval 2030+	dupilumab	DUPIXENT®	Respiratory	$21.8B
	risankizumab	SKYRIZI®	Immunology	$25.7B
	guselkumab	TREMFYA®	Immunology	$9.0B
	KSHB016	Undisclosed	Rheumatology	< $5B
	KSHB017	Undisclosed	Hematology	< $5B
	KSHB018	Undisclosed	Rheumatology	< $5B
	KSHB019	Undisclosed	Metabolic	< $5B

Strategic portfolio mix of < $5B molecules and select large-market opportunities

Note: Selected new product launches listed. Additional opportunities not disclosed. All trademarks are the property of their respective owners.

1. Reflects trailing twelve months sales per IQVIA as of January 2026 for the U.S. biosimilar market; Additive international opportunities through partners . Market size reflects the total market across all approved indications.
2. Partnered with mAbxience.
3. Reflects U.S. TAM for development programs listed, other programs not included.

Amneal

15

Upcoming near-term opportunities from Kashiv BioSciences

	Lanreotide gSomatuline Depot	Omalizumab bXOLAIR	Abatacept bORENCIA	Certolizumab bCIMZIA	Undisclosed
THERAPEUTIC AREA	Endocrinology & Oncology	Asthma & Allergy	Immunology	Immunology	Hematology
U.S. PATIENT POPULATION	~200K	~16M	~1.3M	~1.8M	~30K
U.S. MARKET SIZE[1]	$0.9B	$4.6B	$3.9B	$1.9B	< $5B
WW MARKET SIZE[1]	$1.7B	$5.9B	$5.0B	$2.8B	< $5B
PRODUCT TYPE	PFS	Vial, PFS, AI	Vial, PFS, AI	Vial, PFS, AI	Vial
IMPORTANCE AND KEY ADVANTAGES	Growing GEP-NET[2] and acromegaly market with on-going market shortage	Access to a proven therapy with both indications in fast growing market[3]	Supports broader access to long-term autoimmune treatment options	Improves affordability and continuity of care for inflammatory diseases	Established standard of care with durable demand
EXPECTED APPROVAL	**2026**	**2027**	**2028 – 2029**		

Amneal

1. Reflects trailing twelve months sales per IQVIA as of January 2026 for the U.S. and worldwide biosimilar market as of IQVIA MAT Q2 2025. Market size reflects the total market across all approved indications.
2. GEP-NET = GastroEnteroPancreatic NeuroEndocrine Tumors.
3. Already approved by the U.K. Medicines and Healthcare products Regulatory Agency (MHRA). Pending EMA and FDA approval

16

Combination is highly synergistic in several strategic areas • Leverages commercial capabilities in Specialty (market access) and COMMERCIAL & Retail (private label), where we expect most future contracting to occur OPERATIONAL SYNERGIES • Increases presence in U.S. hospital market by expanding portfolio of injectables & 505(b)(2) products with much-needed biologics • Expands international business meaningfully with Kashiv’s global product development and out-licensing, synergistic to Amneal’s model • Combined global infrastructure increases speed to market at lower cost and expands R&D capabilities • Eliminates the need to invest hundreds of millions of dollars over FINANCIAL SYNERGIES years to build a biosimilars platform $400M- • Unlocks $150M+ in expected tax and local benefits over time • $300M+ estimated savings from eliminating milestones & profit $500M sharing by 2030 related to existing licensing (bXOLAIR, lanreotide, etc.) expected total financial • Additional operating expense savings and efficiencies benefits over time Beyond traditional cost synergies, this transaction creates strategic scale and long-term value 17

Extending Amneal’s superb track record of diversification and financial strength (2) 2019 2025 2030 Net Revenue $1.6B $3.02B $4.25B – $4.5B (1) Substantial $339M $688M Adjusted EBITDA $1.15B – $1.25B & durable Operating Cash Flow $2M $340M $700M+ growth Net leverage 7.4x 3.5x < 3x Affordable Medicines products 225+ 280+ 400+ Diversified Pending ANDAs (% complex) 97 (44%) 59 (64%) ~50 (~80%) & expanding 3 commercial, 12+ commercial, Biosimilars products 3 pipeline portfolio 2 approved, 1 pending 20+ pipeline 2 (RYTARY® & 4 (plus CREXONT® & 6 (4 existing plus (3) Specialty products UNITHROID®) Brekiya®) 2 undisclosed) 1. Adjusted EBITDA is a non-GAAP measures. Refer to non-GAAP reconciliations in the appendix. 2. Growth projection reflects the potential outcomes of delivering our long-term strategy and is based on the current macro environment and expected product pipeline launches, among other assumptions. Assumes Kashiv BioSciences deal close. 3. Reflects promoted brands in the Specialty business. 18

In summary, acquisition creates a global biosimilar leader HIGHLY STRATEGIC & COMBINED BIOSIMILAR DIVERSIFIES AND ATTRACTIVE DEAL COMPLEMENTARY PORTFOLIO AND EXTENDS AMNEAL’S STRUCTURE AND TRANSACTION CAPABILITIES GROWTH PROFILE SIGNIFICANT SYNERGIES Direct access to $300B+ global Multiple biosimilar launches Adds biosimilars as a key Prudent mix of upfront biologic LOEs over next each year – growing over time growth pillar within Affordable consideration (cash & equity) decade – with $234B in U.S. Medicines and potential success-based 20+ biosimilar pipeline milestones over time Accelerates international Well positioned as integrated projects – mix of large biologics expansion and growth biosimilar leader with and smaller < $5B molecules Minimal impact to leverage seamless integration of profile with clear path to be Extends Amneal’s durable Robust R&D capabilities Kashiv’s R&D & manufacturing below 3x net leverage by 2028 growth profile into 2030s enables parallel development with Amneal’s commercial scale and commercialization Substantial financial synergies Low execution risk as it builds on ten-year plus relationship 19

Preliminary Q1 2026 Results 20

Preliminary Q1 2026 results $ millions (except per share data) Q1 2026 Q1 2025 Change Net Revenue $723 $695 +4% (1) Adjusted Gross Margin 48.2% 43.1% +510 bps (1) Adjusted EBITDA $202 $170 +19% (1) Adjusted EPS $0.27 $0.21 +29% Note: The Q1’26 preliminary financial results are based on the most recent information available to the Company’s management. Such preliminary financial results are forward-looking statements. Actual results may differ from these preliminary financial results due to the completion of the Company’s financial close procedures, final accounting adjustments and other developments that may arise between the date of the Form 8-K and the time that financial results for Q1’26 are finalized, and such differences may be material. The preliminary financial results for Q1’26 are not necessarily indicative of the results to be achieved in any future period. (1) Please see the language under the heading Non-GAAP Financial Measures” in today’s presentation for a discussion of these Non-GAAP measures and the Appendix to this presentation for a reconciliation thereof 21 21 to the most directly comparable GAAP measures.

Q1 2026 total net revenue and performance by segment $ millions Q1 2026 Q1 2025 Change Notes • Driven by strong performance of high- Total Company $723 $695 +4% margin products across the portfolio • Strong revenues of key products, Affordable Medicines $423 $415 +2% including for Women’s Health & ADHD • Driven by strong revenues for Specialty $133 $108 +23% CREXONT® $21M and Brekiya® $5M • Government growth offset by AvKARE $166 $172 (4%) distribution, as expected Note: The Q1’26 preliminary financial results are based on the most recent information available to the Company’s management. Such preliminary financial results are forward-looking statements. Actual results may differ from these preliminary financial results due to the completion of the Company’s financial close procedures, final accounting adjustments and other developments that may arise between the date of the Form 8-K and the time that financial results for Q1’26 are finalized, and such differences may be material. The preliminary financial results for Q1’26 are not necessarily indicative of the results to be achieved in any 22 22 future period.

Continued deleveraging $ millions Mar 31, 2026 Dec 31, 2025 Mar 31, 2025 (1) Gross debt $2,690 $2,695 $2,568 (2) Total cash $198 $282 $59 (3) Net debt $2,492 $2,413 $2,509 (4) Adjusted EBITDA $720 $688 $645 (5) Gross leverage 3.7x 3.9x 4.0x (6) Net leverage 3.5x 3.5x 3.9x Note: Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. (1) Includes Term Loan B (TLB) maturities due in 2032, and borrowings under the revolving credit facilities due in 2030. (2) Includes cash and cash equivalents, and excludes restricted cash. (3) Net debt = Gross debt less total cash. (4) Please see the language under the heading Non-GAAP Financial Measures” in today’s presentation for a discussion of these Non-GAAP measures and the Appendix to this presentation for a reconciliation thereof to the most directly comparable GAAP measures. (5) Calculated by dividing gross debt by adjusted EBITDA for the year ended March 31, 2026, December 31, 2025 and March 31, 2025, respectively. 23 23 (6) Calculated by dividing net debt by adjusted EBITDA for the year ended March 31, 2026, December 31, 2025 and March 31, 2025, respectively.

Combination of Amneal & Kashiv creates a global infrastructure GLOBAL NETWORK OF 20 MANUFACTURING AND R&D SITES 25

Significant phase of new launches in Affordable Medicines

	New Product	Dosage Form	Therapeutic Area	Brand	IQVIA[1]	Approval	Launch
	Lenalidomide	Capsule	Hematology / Oncology	Revlimid®	$6.3B[(2)]	Q1'25	Q1'26
	Rifaximin	Tablet	Gastroenterology	Xifaxan®	$2.9B[(2)]	Q1'25	Undisclosed
	Mesalamine DR	Tablet	Gastroenterology	Asacol® HD	$81M	Q1'25	Q1'25
	Everolimus	Tablet	Oncology	Afinitor®	$167M	Q1'25	Q1'25
	Prednisolone acetate	Ophthalmic	Ophthalmology	Pred-Forte®	$200M	Q2'25	Q4'25
	Sodium oxybate	Oral solution	Neurology (narcolepsy)	Xyrem®	n/a[(3)]	Q3'25	Q1'26
	Bimatoprost	Ophthalmic	Ophthalmology	Lumigan®	$676M	Q3'25	Q2'26
	Risperidone ER	Vial	Psychiatry	Risperdal Consta®	$178M	Q3'25	Q1'26
	Beclomethasone dipropionate	Inhalation	Respiratory (asthma)	QVAR®	$321M	Q4'25	Q1'26
	Iohexol (2 sizes)	Vial	Diagnostic	Omnipaque®	$658M[(2)]	Q4'25	Q2'26
	Cyclosporine	Ophthalmic	Ophthalmology	Restasis®	$2.3B	Q4'25	Q1'26
	Albuterol sulfate	Inhalation	Respiratory (asthma)	ProAir® HFA	$1.5B	Q4'25	Q2'26
	Denosumab biosimilars	Vial	Osteoporosis/Bone Cancer	PROLIA® & XGEVA®	$5.4B	Q4'25	Undisclosed
	Epinephrine (2 presentations)	MDV/SDV	Emergency/Critical Care	Adrenalin®	$109M	Q4'25	Q1'26
Approved	Eltrombopag	Tablet	Hematology	Promacta®	$1.3B	Q1'26	Q1'26
Estimated	Sodium Bicarbonate	IV Bag	Critical Care	Neut®	$119M	Q2'26[(4)]	Q2'26[(5)]
	Lanreotide injection	PFS	Endocrinology/Oncology	Somatuline® Depot	$927M	Q3'26[(4)]	Q3'26[(5)]
	Romidepsin injection	Vial	Oncology	Romidepsin	$76M	Q3'26[(4)]	Undisclosed
	Iohexol (additional sizes)	Vial	Diagnostic	Omnipaque®	$658M[(2)]	Q3'26[(4)]	Q3'26[(5)]
	Epinephrine (3rd presentation)	PFS	Emergency/Critical Care	Adrenalin®	$109M	Q4'26[(4)]	Q4'26[(5)]
	Omalizumab biosimilar	PFS	Immunology/Allergy	XOLAIR®	$4.6B	Q4'26[(4)]	Undisclosed

Note: Selected new product launches listed. Additional opportunities not disclosed. All trademarks are the property of their respective owners.
PFS = Prefilled Syringe; MDV = Multiple-dose vial; RTU = Ready-to-use; SDV = Single-dose vial; BLA = Biologics License Application.
(1) Reflects trailing twelve months sales per IQVIA as of the most recent period. (2) Market size reflects the total market across all approved indications. Our product is approved for a subset of these indications. (3) Distributed through Specialty Pharmacy, not captured in IQVIA. (4) Not yet approved, estimated approval date. (5) Not yet launched, estimated launch date.

Amneal

26

Reconciliation of net income (loss) to EBITDA and adjusted EBITDA Three Months Ended March 31, Year Ended December 31, (1) ($) in millions, unaudited 2026 (Preliminary) 2025 2025 2019 Net income (loss) $ 78.0 $ 24.6 $ 127.9 $ (603.6) Adjusted to add: Interest expense, net 53.4 56.9 241.1 168.2 Provision for income taxes 2.2 12.9 11.3 383.3 Depreciation and amortization 43.2 60.2 223.6 207.2 EBITDA (Non-GAAP) $ 176.7 $ 154.6 $ 603.9 $ 155.2 Adjusted to add (deduct): Stock-based compensation expense 8.8 7.1 31.8 21.7 Acquisition, site closure, and idle facility expenses 5.7 1.2 5.3 73.5 Restructuring and other charges 0.5 0.6 4.2 34.3 Loss on refinancing 3.5 — 31.4 — Inventory related charges — — — 25.7 Charges (credit) related to legal matters, net 0.7 — (0.4) 12.6 Asset impairment charges — 0.1 23.0 175.2 Foreign exchange loss (gain) 7.8 (4.2) (7.6) 5.0 Amortization of upfront payment — — — 36.4 Gain on sale of business — — — (7.3) (Decrease) increase in tax receivable agreement liability (2.3) 10.7 6.6 (192.9) Other 0.6 (0.1) (9.7) (0.4) Adjusted EBITDA (Non-GAAP) $ 202.0 $ 170.0 $ 688.4 $ 339.0 Note: Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. 27 (1) Beginning in the first quarter of 2022, we no longer excluded research and development milestone expenses related to license and collaboration agreements from our non-GAAP financial measures and our line item components. Adjusted results for the year ended December 31, 2019 have been revised to reflect this change.

Reconciliation of net income to EBITDA and adjusted EBITDA Last Twelve Months Three Months Ended Ended March 31, 2026 March 31, 2026 ($) in millions, unaudited June 30, 2025 September 30, 2025 December 31, 2025 (Preliminary) (Preliminary) Net income $ 35.6 $ 18.1 $ 49.6 $ 78.0 $ 181.3 Adjusted to add: Interest expense, net 65.1 62.8 56.2 53.4 237.5 Provision for (benefit from) income taxes 16.1 (23.4) 5.7 2.2 0.6 Depreciation and amortization 60.1 54.1 49.2 43.2 206.6 EBITDA (Non-GAAP) $ 176.9 $ 111.7 $ 160.7 $ 176.7 $ 626.0 Adjusted to add (deduct): Stock-based compensation expense 8.3 8.2 8.2 8.8 33.5 Acquisition, site closure, and idle facility expenses 1.2 2.3 0.5 5.7 9.7 Restructuring and other charges 1.0 0.1 2.5 0.5 4.1 Loss on refinancing — 31.4 — 3.5 34.9 (Credit) charges related to legal matters, net (0.4) — — 0.7 0.3 Asset impairment charges — 22.8 0.1 — 22.9 Foreign exchange (gain) loss (8.3) 3.4 1.4 7.8 4.4 Increase (decrease) in tax receivable agreement liability 4.4 (20.8) 12.3 (2.3) (6.4) Other 0.4 0.5 (10.6) 0.6 (9.1) Adjusted EBITDA (Non-GAAP) $ 183.7 $ 159.6 $ 175.2 $ 202.0 $ 720.4 28 Note: Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Calculation of last twelve months gross and net leverage Last Twelve Months Year Ended December Last Twelve Months Year Ended December (1) (2) (3) (4) ($) in millions, unaudited March 31, 2026 2025 March 31, 2025 2019 EBITDA $ 626 $ 604 $ 549 $ 155 Adjusted EBITDA $ 720 $ 688 $ 645 $ 339 ($) in millions, unaudited March 31, 2026 December 31, 2025 March 31, 2025 December 31, 2019 (5) Term loan due 2032 $ 2,090 $ 2,095 $ — $ — (5) Senior notes due 2032 600 600 — — (5) Term loan due May 2025 — — — 2,659 (5) Term loan due May 2028 — — 2,278 — (5) 2023 Revolving credit facility — — 290 — Gross debt $ 2,690 $ 2,695 $ 2,568 $ 2,659 Less: Cash and cash equivalents (198) (282) (5 9) (151) Net debt $ 2,492 $ 2,413 $ 2,509 $ 2,508 Last Twelve Months Year Ended December Last Twelve Months Year Ended December March 31, 2026 2025 March 31, 2025 2019 (6) Gross leverage 3.7x 3.9x 4.0x 7.8x (7) Net leverage 3.5x 3.5x 3.9x 7.4x Note: Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. (1) Refer to the Company's 8-K filed with the SEC on April 22, 2026 for a complete reconciliation of our GAAP to non-GAAP preliminary results. (2) Refer to the Company's 8-K filed with the SEC on February 27, 2026 for a complete reconciliation of our GAAP to non-GAAP results. (3) Refer to Reconciliation of net income to EBITDA and Adjusted EBITDA“ in this appendix for calculation of EBITDA and Adjusted EBITDA for last twelve months ended March 31, 2025. (4) Beginning in the first quarter of 2022, the Company no longer excluded research and development milestone expenses related to license and collaboration agreements from its non-GAAP financial measures. The reconciliation of our GAAP to non-GAAP results in the Company’s 8-K filed with the SEC on February 26, 2020 was adjusted accordingly for comparative purposes. Refer to “Reconciliation of net (loss) income to EBITDA and Adjusted EBITDA” herein for the comparative GAAP to non-GAAP results. (5) Represents contractual principal due.29 (6) Calculated by dividing gross debt by adjusted EBITDA for the year or the trailing twelve-month period then ended. (7) Calculated by dividing net debt by adjusted EBITDA for the year or the trailing twelve-month period then ended.

Reconciliation of net income to EBITDA and adjusted EBITDA Last Twelve Months ending March 31, 2025 Last Twelve Months Three Months Ended Ended ($) in millions, unaudited June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 March 31, 2025 Net income (loss) $ 16.8 $ 11.8 $ (20.7) $ 24.6 $ 32.4 Adjusted to add: Interest expense, net 65.7 65.5 61.7 56.9 249.8 Provision for income taxes 3.6 3.7 5.4 12.9 25.6 Depreciation and amortization 55.6 59.0 66.1 60.2 240.8 EBITDA (Non-GAAP) $ 141.7 $ 139.9 $ 112.5 $ 154.6 $ 548.6 Stock-based compensation expense 6.7 7.1 7.2 7.1 28.2 Acquisition, site closure, and idle facility expenses 0.6 0.6 0.5 1.2 2.9 Restructuring and other charges 0.1 0.2 0.5 0.6 1.4 Charges (credit) related to legal matters, net 0.7 (0.1) 1.8 — 2.3 Asset impairment charges — 0.2 0.2 0.1 0.4 Foreign exchange loss (gain) 0.3 (2.3) 7.7 (4.2) 1.4 Increase in tax receivable agreement liability 13.4 11.3 24.0 10.7 59.4 Other (1.3) 0.8 1.0 (0.1) 0.4 Adjusted EBITDA (Non-GAAP) $ 162.2 $ 157.6 $ 155.3 $ 170.0 $ 645.1 30 Note: Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Reconciliation of net income to adjusted results Three Months Ended March 31, Year Ended in millions except per share amounts, unaudited 2026 (Preliminary) 2025 December 31, 2025 Net income $ 78.0 $ 24.6 $ 127.9 Adjusted to add (deduct): Non-cash interest 6.7 0.3 23.5 GAAP provision for income taxes 2.2 12.9 11.3 Amortization 29.0 44.3 162.4 Stock-based compensation expense 8.8 7.1 31.8 Acquisition, site closure, and idle facility expenses 5.7 1.2 5.2 Restructuring and other charges 0.5 0.6 4.2 Loss on refinancing 3.5 — 31.4 Charges (credit) related to legal matters, including interest, net 1.5 — (0.4) Asset impairment charges — 0.1 23.0 (Decrease) increase in tax receivable agreement liability (2.3) 10.7 6.6 Other 0.6 — (9.7) Provision for income taxes (28.8) (22.8) (92.5) Net income attributable to non-controlling interests not associated (15.7) (12.4) (55.9) with our class B common stock Adjusted net income (Non-GAAP) $ 89.7 $ 66.5 $ 268.9 Weighted average diluted shares outstanding (Non-GAAP) 328.9 324.0 324.8 Diluted EPS (GAAP) $ 0.19 $ 0.04 $ 0.22 Adjusted diluted earnings per share (Non-GAAP) $ 0.27 $ 0.21 $ 0.83 Note: Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. 31

Reconciliations of COGS and gross profit to adjusted results Three Months Ended March 31, 2026 (Preliminary) Three Months Ended March 31, 2025 ($) in millions, unaudited GAAP Adjustments Non-GAAP GAAP Adjustments Non-GAAP Net revenue $ 722.5 $ — $ 722.5 $ 695.4 $ — $ 695.4 (1) Cost of goods sold 402.4 (28.3) 374.1 439.5 (43.5) 396.0 Gross profit 320.1 28.3 348.4 255.9 43.5 299.4 Gross margin % 44.3% 48.2% 36.8% 43.1 % Note: Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. 32 (1) Adjustments for the three months ended March 31, 2026 (preliminary) and 2025, respectively, were comprised of stock-based compensation expense ($1.0 million and $0.9 million), amortization expense ($27.3 million and $42.5 million), and asset impairment charges (none and $0.1 million).

Cautionary Statement on Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance and include statements regarding the transaction agreement and the proposed transaction, including the expected time period to consummate the proposed transaction, the anticipated benefits (including synergies) of the proposed transaction and integration and transition plans, the proposed transaction’s closing date, opportunities and anticipated future performance (including pro forma combined performance), expectations regarding non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted net income, adjusted diluted EPS, adjusted gross margin, net debt, gross leverage and net leverage, our ability to become America’s top affordable medicines company, statements regarding the global biosimilars and affordable medicines markets and the company’s position and opportunities therein and our ability to expand internationally, and statements regarding our business and results of operations. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing; (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (vii) legislative, regulatory and economic developments; (viii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (ix) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (x) unexpected costs, liabilities or delays associated with the proposed transaction; (xi) the response of competitors to the proposed transaction; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; and (xiii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2025 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of Kashiv Biosciences, LLC by Amneal Pharmaceuticals, Inc. In connection with this proposed acquisition, Amneal Pharmaceuticals, Inc. plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that Amneal Pharmaceuticals, Inc. may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF AMNEAL PHARMACEUTICALS, INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Amneal Pharmaceuticals, Inc. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Amneal Pharmaceuticals, Inc. through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Amneal Pharmaceuticals, Inc. will be available free of charge on Amneal Pharmaceuticals, Inc.’s internet website at www.amneal.com or upon written request to: Amneal Pharmaceuticals, Inc., Investor Relations, 400 Crossing Boulevard, 3rd Floor, Bridgewater, NJ 08807 or by email to invest@amneal.com.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted gross margin, adjusted net income, adjusted diluted EPS, and net leverage, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company’s operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company’s operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management’s performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operations, cash flows, net leverage and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this presentation may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements, do not reflect changes in, or cash requirements for, working capital needs, and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to any measure determined in accordance with GAAP. Readers should review the reconciliations included in the appendix, and should not rely on any single financial measure to evaluate the Company’s business. A reconciliation of each historical non-GAAP measure to the most directly comparable GAAP measure is set forth herein.

The Company’s 2026-2030 estimates are based on management’s current expectations, including with respect to prescription trends, pricing levels, the timing of future product launches, the costs incurred and benefits realized of restructuring activities, and our long-term strategy. The Company’s financial statements are prepared in accordance with GAAP. The Company cannot provide a reconciliation between non-GAAP projections and the most directly comparable measures in accordance with GAAP without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, restructuring expenses and benefits, asset impairments, legal settlements, and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results.

Participants in Solicitation

Amneal Pharmaceuticals, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Amneal Pharmaceuticals, Inc. is set forth in its proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 25, 2026, particularly under the headers “Corporate Governance—Stockholders Agreement,” “Proposal 1—Election of Directors—Director Nominees,” “Our Management—Executive Officers and Directors,” “Security Ownership of Certain Beneficial Owners and Management—Beneficial Ownership,” and “Certain Related Parties and Related Party Transactions—Related Party Transactions.” To the extent holdings of Amneal securities by the directors and executive officers of Amneal have changed from the amounts of securities of Amneal held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Amneal Pharmaceutical Inc.

Investor Relations

400 Crossing Boulevard, 3rd Floor

Bridgewater, NJ 08807

invest@amneal.com

amneal.com